UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of MGP Ingredients, Inc. (the “Company”) was held on May 25, 2023. At the Annual Meeting, the following matters were submitted to a vote of stockholders and the results of the vote were as follows:

1. Elected nine directors.

(i) The individuals listed below were elected by holders of the Company’s Common Stock to serve as Group A directors.

Director	For	Against	Abstain	Broker Non-Votes
Thomas A. Gerke	16,736,079	140,709	4,685	1,260,007
Donn Lux	16,844,095	33,597	3,781	1,260,007
Kevin S. Rauckman	16,734,489	143,270	3,714	1,260,007
Todd B. Siwak	16,776,666	100,175	4,632	1,260,007

(ii) The individuals listed below were elected by holders of the Company’s Preferred Stock to serve as Group B directors.

Director	For	Withheld	Broker Non-Votes
Neha J. Clark	297	0	0
David J. Colo	297	0	0
Preet H. Michelson	297	0	0
Lori L.S. Mingus	297	0	0
Karen L. Seaberg	297	0	0

2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Class	For	Against	Abstain	Broker Non-Votes
Common Stock	17,936,305	200,232	4,943	0
Preferred Stock	297	0	0	0

3. The Company’s stockholders adopted an advisory resolution to approve the compensation of the Company’s named executive officers.

Class	For	Against	Abstain	Broker Non-Votes
Common Stock	16,161,655	710,275	9,543	1,260,007
Preferred Stock	297	0	0	0

4. The Company’s stockholders voted, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers. A majority of stockholders voted for “1 Year.”

Class	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Common Stock	15,041,443	21,746	237,893	1,580,391	1,267,007
Preferred Stock	297	0	0	0	0

In light of the stockholders’ recommendation with regard to this proposal, the Board of Directors of the Company approved continuing to hold the advisory vote on named executive officer compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: May 30, 2023	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer